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KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Advantus Venture Fund, Inc.:

We consent to the use of our report dated September 5, 2001 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "INDEPENDENT AUDITORS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.

                                                          /s/ KPMG LLP
                                                          KPMG LLP


Minneapolis, Minnesota
November 28, 2001